UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 15, 2006
Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5700 Tennyson Parkway
Suite 100
Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 801-1100
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K dated and filed November 15, 2006 (the “Initial 8-K”), to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial 8-K and filed by amendment to the Initial 8-K no later than 71 days after the date on which the Initial 8-K was required to be filed. As previously reported in the Initial 8-K, on November 15, 2006, the Company completed the acquisition of Rent-Way, Inc., a Pennsylvania corporation (“Rent-Way”), Pursuant to the Agreement and Plan of Merger dated August 7, 2006, by and among the Company, Vision Acquisition Corp., a Pennsylvania corporation and indirect wholly owned subsidiary of the Company, and Rent-Way. The Initial 8-K is not amended or changed except as specifically set forth herein.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
     The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

          Rent Way, Inc. Consolidated Financial Statements.
1.	Report of Independent Auditors.

2.	Consolidated Balance Sheet as of September 30, 2006.

3.	Consolidated Statement of Operations for the Year Ended September 30, 2006.

4.	Consolidated Statement of Shareholders’ Equity for the Year Ended September 30, 2006.

5.	Consolidated Statement of Cash Flows for the Year Ended September 30, 2006.

6.	Notes to Consolidated Financial Statements.
(b) Pro Forma Financial Information.
     The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

          Unaudited Pro Forma Financial Statements.
1.	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006.

2.	Unaudited Pro Forma Consolidated Income Statement for the Nine Months Ended September 30, 2006.

3.	Unaudited Pro Forma Consolidated Income Statement for the Twelve Months Ended December 31, 2005.

4.	Notes to Unaudited Pro Forma Financial Statements.

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(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Rent-Way, Inc. Audited Consolidated Financial Statements for the Fiscal Year Ended September 30, 2006.

99.2	Unaudited Pro Forma Financial Statements as of September 30, 2006, for the Nine Months Ended September 30, 2006, and the Year Ended December 31, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: January 31, 2007
	By:	/s/ Christopher A. Korst

Christopher A. Korst
Senior Vice President — General Counsel
and Secretary
[Signature Page to Rent-A-Center, Inc. Form 8-K/A]

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Rent-Way, Inc. Audited Consolidated Financial Statements for the Fiscal Year Ended September 30, 2006.

99.2	Unaudited Pro Forma Financial Statements as of September 30, 2006, for the Nine Months Ended September 30, 2006, and the Year Ended December 31, 2005.